RiverPark Funds Trust

RiverPark Large Growth Fund (“RiverPark Growth”),

Wedgewood Fund,

RiverPark Short Term High Yield Fund,

RiverPark Long/Short Opportunity Fund ( “RiverPark Long/Short ”),

RiverPark Floating Rate CMBS Fund and

RiverPark Strategic Income Fund (collectively, the “Funds”)

Supplement dated November 16, 2022 to the Summary Prospectus, Prospectus and Statement of
Additional Information (“SAI”), each dated January 26, 2022 (collectively, the “Disclosure
Documents”) of the Funds.

This supplement provides new and additional information beyond that contained in the Disclosure Documents and should be read in conjunction with the Disclosure Documents.

Effective as of December 1, 2022, Conrad van Tienhoven, currently Assistant Portfolio Manager of RiverPark Growth and RiverPark Long/Short, will replace Mitch Rubin as Portfolio Manager of both Funds. Mr. van Tienhoven has been associated with RiverPark Advisors, LLC, the Adviser to the Funds, since 2009.

Accordingly, effective December 1, 2022, all references in the Disclosure Documents to Mitch Rubin as the Portfolio Manager of RiverPark Growth and RiverPark Long/Short are hereby deleted and replaced by referring to Mr. van Tienhoven as Portfolio Manager.

In addition,

•	The third paragraph of the subsection entitled “Portfolio Managers” within the section entitled “Management of the Fund” beginning on page 56 of the Prospectus is deleted in its entirety and replaced with the following:

Conrad van Tienhoven is the Portfolio Manager of RiverPark Long/Short and RiverPark Growth and has served in these capacities since December 2022. Conrad joined RiverPark at its formation and has acted as Assistant Portfolio Manager on RiverPark Growth and RiverPark Long/Short since the inception of those Funds. He led the investments in internet media, ecommerce, hardware, software, and online business services as well as healthcare and healthcare technology. Prior to RiverPark, Conrad spent nine years at Baron Funds focused on these same sectors in various roles including Senior Analyst on the Baron iOpportunity Fund and the Baron Fifth Avenue Growth Fund. Conrad received a B.A. in Economics from the University of Texas at Austin in 1997.

•	The initial portfolio manager accounts table under the “PORTFOLIO MANAGERS” section beginning on page 37 of the SAI is deleted in its entirety and replaced with the following:

The following table shows the number of other accounts managed by Mr. van Tienhoven and the total assets in the accounts managed within various categories as of November 15, 2022.

Conrad van Tienhoven
with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	-	-	-	-
Other Pooled Investments	-	-	-	-
Other Accounts	9	537	-	-

•	The “PORTFOLIO MANAGERS - Securities Owned in the Funds by Portfolio Managers” sub-section beginning on page 38 of the SAI is deleted in its entirety and replaced with the following:

Securities Owned in the Funds by Portfolio Managers. As of November 15, 2022, the portfolio managers owned the following equity securities in the Funds:

Name of Portfolio Manager	Dollar Range of Equity Securities Owned in the Funds (None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Conrad van Tienhoven, RiverPark Growth (1)	$100,001-$500,000
Conrad van Tienhoven, RiverPark Long/Short (1)	$100,001-$500,000
David A. Rolfe, Wedgewood	Over $1,000,000
David K. Sherman, RiverPark Short Term	$100,001- $500,000
David K. Sherman, RiverPark Strategic Income	Over $1,000,000
Edward L. Shugrue III, RiverPark CMBS	Over $1,000,000

(1)	Portfolio Manager as of December 1, 2022.

In addition, Mitch Rubin will no longer serve as a Trustee of the RiverPark Funds Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.